UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2006

                           SOUND FEDERAL BANCORP, INC.
                           ----------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-24811              22-3887679
-----------------------            ------------------     ---------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


1311 Mamaroneck Avenue, Suite 190, White Plains, New York          10605
---------------------------------------------------------        ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (914) 761-3636
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Definitive Material Agreement.
                  ------------------------------------------

     On February 8, 2006, the Company entered into an Agreement and Plan of Merger ("Merger Agreement'); whereby it would be acquired by Hudson City Bancorp, Inc. Shareholders of the Company will receive $20.75 for each of their shares of Company common stock.

        The Merger Agreement and Press Release are filed as Exhibits.


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Exhibits.

           The following Exhibits are attached as part of this report:

                   99       Press Release dated February 9, 2006
                   10.1     Agreement and Plan of Merger by and between Hudson
                            City Bancorp, Inc. and Sound Federal Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         SOUND FEDERAL BANCORP, INC.



DATE: February 8, 2006                  By:  /s/ Anthony J. Fabiano
                                             -----------------------------------
                                             Anthony J. Fabiano
                                             Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.                         Description
         ----------                          -----------

            99                Press Release dated February 9, 2006

            10.1 Agreement and Plan of Merger by and between Hudson City Bancorp, Inc. and Sound Federal Bancorp, Inc.